EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
      PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Quarterly report on Form 10-QSB of Nesco Industries, Inc. for the quarter ended July 31, 2006, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly report on Form 10-QSB for the quarter ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly report on Form 10-QSB for the quarter ended July 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Nesco Industries, Inc.


      September 11, 2006     /s/ Matthew Harriton
                             ---------------------------------------------------
                             Name: Matthew Harriton
                             Title: Chief Executive Officer (principal executive
                                    officer and principal financial officer)


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